Ex: 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On April 17, 2019, Cambridge Bancorp (NASDAQ: CATC) (“Cambridge”), completed its previously announced acquisition of Optima Bank & Trust Company (“Optima”), pursuant to an Agreement and Plan of Merger, dated as of December 5, 2018 (the “Merger Agreement”), by and between Cambridge, Cambridge Trust Company and Optima. Under the terms of the Merger Agreement, Optima merged with and into Cambridge Trust Company (the “Merger”), with Cambridge Trust Company being the surviving entity.    As a result of the Merger, each share of Optima common stock was exchanged for either (i) 0.3468 shares of Cambridge common stock, (ii) $32.00 in cash, or (iii) a combination of the two, subject to customary pro ration procedures, which resulted in an aggregated stock / cash consideration mix of 95 percent / 5 percent.

The following unaudited pro forma combined consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and combines the historical consolidated financial position and results of operations of Cambridge and its subsidiaries and Optima as an acquisition by Cambridge of Optima using the acquisition method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes. Under the acquisition method of accounting, the assets and liabilities of Optima were recorded by Cambridge at their respective fair values as of the date the Merger was completed. Certain reclassifications were made to Optima’s historical financial information to conform to Cambridge’s presentation of financial information. All significant pro forma adjustments and underlying assumptions are described in the accompanying notes. The unaudited pro forma combined consolidated financial statements give effect to the Merger as if it occurred on January 1, 2018.  The unaudited pro forma combined financial statements should be read in conjunction with: Cambridge’s audited consolidated financial statements and the related notes thereto as of and for the year ended December 31, 2018, which were included in Cambridge’s Annual Report on Form 10-K for the year ended December 31, 2018, and Cambridge’s unaudited financial statements and the related notes thereto as of and for the six months ended June 30, 2019, which were included in Cambridge’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019, which were filed with the U.S. Securities and Exchange Commission on March 18, 2019, and August 8, 2019, respectively and Optima’s audited financial statements as of and for the year ended December 31, 2018 and 2017 and Optima’s unaudited condensed financial statements as of and for the three months ended March 31, 2019, which are being filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively.

The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only, do not indicate the actual financial results of the combined company had the Merger occurred on January 1, 2018 at the beginning of each period presented, nor are they indicative of Cambridge’s future financial position or financial results.

The unaudited pro forma shareholders’ equity and net income are qualified by the statements set forth under this caption and should not be considered indicative of the market value of Cambridge common stock or the actual or future results of operations of Cambridge for any period. Actual results may be materially different than the pro forma information presented.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	For the Six Months Ended June 30, 2019
	Cambridge Bancorp	Optima Bank
	Historical	Historical (through April 17, 2019)	Adjustments		Pro Forma
	(dollars in thousands, except share data)

Interest and dividend income
Interest on taxable loans	$37,639	$6,050	$591	(1)	$44,280
Interest on tax-exempt loans	213	30	—		243
Interest on taxable investment securities	4,096	155	—		4,251
Interest on tax-exempt investment securities	1,146	—	—		1,146
Dividends on FHLB of Boston stock	157	18	—		175
Interest on overnight investments	337	196	—		533
Total interest and dividend income	43,588	6,449	591		50,628
Interest expense
Interest on deposits	6,880	1,941	63	(2)	8,884
Interest on borrowed funds	671	195	—		866
Total interest expense	7,551	2,136	63		9,750
Net interest and dividend income	36,037	4,313	528		40,878
Provision for Loan Losses	503	70	—		573
Net interest and dividend income after provision for loan losses	35,534	4,243	528		40,305
Noninterest income
Wealth management revenue	12,543	—	—		12,543
Deposit account fees	1,581	69	—		1,650
ATM/Debit card income	655	99	—		754
Bank owned life insurance income	289	36	—		325
Gain (loss) on disposition of investment securities	(81)	—	—		(81)
Gain on loans held for sale	31	47	—		78
Loan related derivative income	441	—	—		441
Other income	643	53	—		696
Total noninterest income	16,102	304	—		16,406
Noninterest expense
Salaries and employee benefits	22,286	2,238	—		24,524
Occupancy and equipment	5,021	678	18	(3)	5,717
Data processing	2,880	216	—		3,096
Professional services	1,567	414	—		1,981
Marketing	912	94	—		1,006
FDIC Insurance	278	4	—		282
Merger expenses	3,541	3,381	(6,922)	(4)	—
Other expenses	1,401	195	120	(5)	1,716
Total noninterest expense	37,886	7,220	(6,784)		38,322
Income before income taxes	13,750	(2,673)	7,312		18,389
Income tax expense (benefit)	3,280	(570)	1,755	(6)	4,465
Net income	$10,470	(2,103)	5,557		$13,924
Share data:
Weighted average number of shares outstanding, basic	4,379,141	2,192,588	—	(7)	4,802,407
Weighted average number of shares outstanding, diluted	4,412,239	2,325,417	—	(7)	4,835,505
Basic earnings per share	$2.37	$(0.96)			$2.90
Diluted earnings per share	$2.35	$(0.90)			$2.88

Footnotes to Unaudited Pro Forma Condensed Consolidated Statements of Income for the Six Months Ended June 30, 2019:

(1)	Accretion of fair value adjustment of $6.3 million on acquired loans for the period presented.
(2)	Accretion of fair value adjustment of $472,000 on certificates of deposit for the period presented.
(3)	Depreciation of positive fair value adjustment of $980,000 on acquired fixed assets for the period presented.
(4)	Elimination of expenses related to the Merger.
(5)	Amortization of total core deposit intangible asset of $3.6 million for the period presented.
(6)	Income tax effect on pro forma adjustments at estimated tax rate of 24 percent.
(7)	Pro forma weighted average shares include effect of 722,746 shares issued to former Optima shareholders for period through April 17, 2019.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	For the Year Ended December 31, 2018
	Cambridge Bancorp	Optima Bank
	Historical	Historical	Adjustments		Pro Forma
	(dollars in thousands, except share data)
Interest and dividend income
Interest on taxable loans	$57,941	$19,604	$2,038	(1)	$79,583
Interest on tax-exempt loans	371	30	—		401
Interest on taxable investment securities	7,457	580	—		8,037
Interest on tax-exempt investment securities	2,404	15	—		2,419
Dividends on FHLB of Boston stock	287	56	—		343
Interest on overnight investments	595	263	—		858
Total interest and dividend income	69,055	20,548	2,038		91,641
Interest expense
Interest on deposits	5,023	5,949	$253	(2)	11,225
Interest on borrowed funds	444	3	—		447
Total interest expense	5,467	5,952	253		11,672
Net interest and dividend income	63,588	14,596	1,785		79,969
Provision for Loan Losses	1,502	246	—		1,748
Net interest and dividend income after provision for loan losses	62,086	14,350	1,785		78,221
Noninterest income
Wealth management revenue	25,191	—	—		25,191
Deposit account fees	3,071	245	—		3,316
ATM/Debit card income	1,180	344	—		1,524
Bank owned life insurance income	526	153	—		679
Gain (loss) on disposition of investment securities	2	22	—		24
Gain on loans held for sale	99	206	—		305
Loan related derivative income	1,651	—	—		1,651
Other income	1,269	335	—		1,604
Total noninterest income	32,989	1,305	—		34,294
Noninterest expense
Salaries and employee benefits	41,212	7,104	—		48,316
Occupancy and equipment	9,072	2,185	54	(3)	11,311
Data processing	5,177	552	—		5,729
Professional services	3,258	959	—		4,217
Marketing	2,229	305	—		2,534
FDIC Insurance	574	495	—		1,069
Merger expenses	201	—	(201)	(4)	—
Other expenses	2,264	477	360	(5)	3,101
Total noninterest expense	63,987	12,077	213		76,277
Income before income taxes	31,088	3,578	1,572		36,238
Income tax expense	7,207	1,002	377	(6)	8,586
Net income	$23,881	2,576	1,195		$27,652
Share data:
Weighted average number of shares outstanding, basic	4,061,529	2,069,880		(7)	4,784,275
Weighted average number of shares outstanding, diluted	4,098,633	2,331,569		(7)	4,821,379
Basic earnings per share	$5.82	$1.24			$5.78
Diluted earnings per share	$5.77	$1.10			$5.74

Footnotes to Unaudited Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 2018:

(1)	Accretion of fair value adjustment of $6.3 million on acquired loans for the period presented.
(2)	Accretion of fair value adjustment of $472,000 on certificates of deposit for the period presented.
(3)	Depreciation of positive fair value adjustment of $980,000 on acquired fixed assets for the period presented.
(4)	Elimination of expenses related to the Merger.
(5)	Amortization of total core deposit intangible asset of $3.6 million for the period presented.
(6)	Income tax effect on pro forma adjustments at estimated tax rate of 24 percent.
(7)	Pro forma weighted average shares include effect of 722,746 shares issued to former Optima shareholders for period through April 17, 2019.

Note 1—Basis of Presentation

The unaudited pro forma combined condensed consolidated financial information and notes have been prepared to illustrate the effects of the Merger involving Cambridge and Optima using the acquisition method of accounting, with Cambridge treated as the acquirer, as if the Merger had been consummated January 1, 2018. The unaudited pro forma combined condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the financial results of the combined companies had the companies actually been combined at the beginning of each period presented, nor does it necessarily indicate the results of operations in future periods of the combined entity. Under the acquisition method of accounting, the assets and liabilities of Optima, as of the effective date of the Merger, were recorded by Cambridge at their respective fair values and the excess of the Merger consideration over the fair value of the net assets was allocated to goodwill and other intangible assets.

Forward-looking Statements

Certain statements herein may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Cambridge and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding Cambridge’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to Cambridge, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors include, but are not limited to, the following: economic conditions being less favorable than expected, disruptions to the credit and financial markets, weakness in the real estate market, legislative, regulatory or accounting changes that adversely affect Cambridge’s business and/or competitive position, the Dodd-Frank Act’s consumer protection regulations, disruptions in Cambridge’s ability to access the capital markets, changes to accounting standards and other factors that are described in Cambridge’s filings with the U.S. Securities and Exchange Commission, including Cambridge’s Annual Report on Form 10-K for the year end December 31, 2018, which Cambridge filed on March 18, 2019. Cambridge does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.